National Health Investors, Inc.

NYSE: NHI

2010

A platform for growth



INVESTMENT HIGHLIGHTS

- Strong diversified portfolio
- Focus on need driven senior housing properties
- Attractive investment opportunities in the marketplace
- Low leverage balance sheet
- Solid dividend



GEOGRAPHIC DIVERSIFICATION March 31, 2010



3
1
2
5
4
4
1
1
1
2
7
3
1
9
5
25
5
5
5
2
11
15

116 Properties
21 States

PORTFOLIO BY INVESTMENT TYPE *(Revenue)*



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
36%
29%
31%
28%
43%
38%
30%
10%
64%
71%
69%
72%
57%
62%
70%
90%
2003
2004
2005
2006
2007
2008
2009
3/31/2010
Mortgages
Leases

PORTFOLIO BY INVESTMENT TYPE *(Revenue)*

Quarter Ended March 31, 2010



Independent Living, 2.18%
Acute Care, 3.27%
MOB, 1.91%
Acute Psychiatric, 1.28 %
Assisted Living, 22.94%
Skilled Nursing, 68.42%

Quarter Ended March 31, 2009



Independent Living, 3.10%
Acute Care, 4.78%
MOB, 2.78%
Skilled Nursing, 75.95%
Dev. Disabled, 0.63%
Assisted Living, 12.76%

TENANT CONCENTRATION *(by Revenue)*

- Well diversified tenant mix with both public and privately-held companies
- Of the 86 health care properties leased to operators, 41 are leased to National HealthCare Corporation ("NHC"), a publicly-held company and our largest customer.

Quarter Ended March 31, 2010



Emeritus Senior Living (ESC), 12.55%
Sun Healthcare Group, Inc. (SUNH), 2.00%
Community Health Systems, Inc. (CYH), 4.63%
Sunrise Senior Living, Inc. (SRZ), 1.68%
Non-public, 33.96%
National HealthCare Corp. (NHC), 45.18%

Year Ended March 31, 2009



Sun Healthcare Group, Inc. (SUNH), 2.72%
Sunrise Senior Living, Inc. (SRZ), 2.33%
Community Health Systems, Inc. (CYH), 6.43%
Non-public, 26.57%
National HealthCare Corp. (NHC), 61.95%

LARGEST TENANT - NHC

- Strongest Balance Sheet in the Senior-Housing public company operating space

- National HealthCare Corporation ("NHC"), a publicly-held company, founded in 1971, provides services to 76 long-term health care centers with 9,772 beds. NHC's affiliates also operate 32 homecare programs, seven independent living centers and 23 assisted living communities. NHC's other services include Alzheimer's units, long-term care pharmacies, hospice, a rehabilitation services company, and providing management and accounting services to third parties.

	12/31/2009	12/31/2008
Revenue	$ 668.2	$ 633.2
EBITDA	93.8	78.9
Cash and cash equivalents	39.0	49.0
Restricted cash	96.9	119.4
Marketable securities	71.3	54.7
Restricted marketable securities	19.4	1.5
Equity	525.8	480.8
Debt/Total Book Capitalization	1.87%	11.18%



INVESTMENT STRATEGY

- Primarily invest in senior housing real estate operated by top-tier regional operators
- Prioritize direct referrals over brokered deals
- Diversify the portfolio with private pay senior housing facilities with a higher priority given to Assisted Living and newer Skilled Nursing Facilities with high potential to attract private pay and Medicare patients
- Consider other investment opportunities (i.e. 2nd Mortgage Lending, Construction lending w/ purchase option)

ACQUISITIONS JUNE 2009 THROUGH MARCH 2010

Investment Type	Asset Class	Total Investment	Weighted Average Initial Yield	Average Maturity
Lease-back	SNF	$122,550,000	9.59%	2021
Lease-back	AL/ALZ	$49,650,000	9.72%	2025
Lease-back	APH[1]	$12,500,000	12.00%	2025
Mortgage	AL	$3,900,000	9.64%[2]	2018
2nd Mortgage	SNF	$3,000,000	14.00%	2015
2nd Mortgage	AL/SNF	$850,000	12.00%	2014
		$192,450,000	9.86%	2022

[1] Acute Psychiatric Hospital

[2] $5m mortgage purchased at a $1.1m discount; stated borrower rate is 7.47%, initial cash yield is 9.64%, yield at maturity is 12.37%

SAFE HARBOR STATEMENT

These slides accompany an oral presentation by National Health Investors, Inc., which contains forward-looking statements that are based on current expectations, estimates, our beliefs and assumptions. Words such as "anticipates," "expects," "intends," "plans," "believes," "seeks," and "estimates" and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or implied in the forward-looking statements.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. While we may elect to update these forward-looking statements at some point in the future, we disclaim any obligation to do so, even if our estimates or assumptions change. In light of these and other uncertainties, the inclusion of a forward-looking statement in this presentation should not be regarded as a representation by us that our plans and objectives will be achieved. You should not place undue reliance on these forward-looking statements. Factors which could cause our actual results to be materially different from those expressed in or implied by the forward-looking statements we make are set forth under the caption "Risk Factors" in our Annual Report on Form 10-K, and in our other reports filed with the Securities and Exchange Commission. In this presentation we refer to non-GAAP financial measures. These non-GAAP measures are not prepared in accordance with generally accepted accounting principles. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures is included in this presentation.

NHI CAPITALIZATION & LIQUIDITY *(millions)*

	2009	2008	2007	2006
Debt and Equity				
Long-Term Debt	$ -	$ 4.0	$ 9.5	113.5
Equity	434.6	429.6	446.1	431.7
Total Book Capitalization	$ 434.6	$ 433.6	$ 455.6	$ 545.2
Debt/Total Book Capitalization	0.0%	0.9%	2.1%	20.8%
Cash and Securities				
Cash and cash equivalents	$ 45.7	$ 100.2	$ 75.4	158.8
Marketable securities	21.3	26.6	55.8	44.5
LTC preferred stock	38.1	38.1	38.1	38.1
Total Cash and Securities	$ 105.1	$ 164.9	$ 169.3	$ 241.4



DEBT/TOTAL BOOK CAPITALIZATION COMPARISON *(000's)*

(Year Ended December 31,2009)

	Long Term Debt	Total Capitalization[1]	% Debt/ Capitalization
National Health Investors, Inc.	-	434,612	0.00%
LTC Properties, Inc.	25,410	477,742	5.32%
Universal Health Trust	35,467	176,429	20.10%
Senior Housing Properties Trust	982,219	2,882,869	34.07%
Health Care REIT, Inc.	2,274,022	6,071,061	37.46%
Nationwide Health Properties	1,423,089	3,456,188	41.18%
Omega Health Investors	644,049	1,509,276	42.67%
Medical Properties Trust	576,678	1,248,123	46.20%
HCP, Inc.	5,656,143	11,436,680	49.46%
Ventas, Inc.	2,670,101	5,135,612	51.99%
Healthcare Realty Trust	1,046,422	1,833,188	57.08%
Cogdell Spencer	330,892	535,730	61.76%

[1]Long Term Debt and Stockholder's Equity

FINANCIAL HIGHLIGHTS

(000's except per share)

	2009	2008	2007	2006
Revenues	$ 64,221	$ 58,005	$ 57,506	$ 57,832
Expenses	15,103	12,913	18,637	13,542
Other Income and Expenses[1]	15,111	12,418	57,566	24,938
Net Income	$ 64,229	$ 57,510	$ 96,435	$ 69,228
FFO per share - Basic	$ 2.63	$ 2.35	$ 3.43	$ 2.68
Dividend per share	$ 2.30 [3]	$ 2.34 [3][4]	$ 2.85 [3]	$ 2.37
Dividend payout ratio[2]	87.5%	99.6%	83.1%	88.4%

(1) Includes non-operating income and expense, discontinued operations and loan and realty loss recoveries

(2) Dividend per share divided by FFO per share-basic

(3) Includes special dividends of $.10, $.85, $.14 and $.45, per share declared in 2009, 2008, 2007 and 2006, respectively

(4)Excludes an $.08 per common share 'spillover' dividend declared in 2008 for 2007

GOALS

- Continue to aggressively manage our existing portfolio
- Invest in primarily owned real estate assets and opportunistic mortgage investments
- Raise capital by evaluating all options with the best short term and long term benefit (i.e. bank debt, convertible debt, straight debt and HUD-Financing).
- Continue to enhance public exposure and disclosure

FFO RECONCILIATION

(000's except per share)

	2009	2008	2007	2006
Net income	$ 64,229	$ 57,510	$ 96,435	$ 69,228
Elimination of non-cash items in net income:				
Real estate depreciation	7,373	6,667	6,877	7,546
Real estate depreciation in discontinued operations	992	1,030	4,780	3261
Gain on partial land sale – continuing operations	-	-	(42)	-
Gain on dispositions and deconsolidation – disc. ops	-	-	(13,138)	(5,814)
Basic funds from operations available to common stockholders	$ 72,594	$ 65,207	$ 94,912	$ 74,221
Basic funds from operations per share	$ 2.63	$ 2.35	$ 3.43	$ 2.68
Shares for basic funds from operations per share	27,586,338	27,706,106	27,703,464	27,744,868



National Health Investors, Inc.

NYSE: NHI

2010

A platform for growth

